                                                                    Exhibit 10.3

                                ZMAX CORPORATION
                    1997 DIRECTORS FORMULA STOCK OPTION PLAN


          THIS INDENTURE is made effective the 20th day of May, 1997, by ZMAX Corporation, a Nevada corporation (hereinafter called the "Company");

                                  INTRODUCTION

          The Company is adopting the ZMAX Corporation 1997 Directors Formula Stock Option Plan (the "Plan") to provide nonemployee directors with non-qualified stock options ("Options"). The Board of Directors of the Company believes this Plan will promote personal interest in the welfare of the Company by, and provide incentive to, the individuals who are primarily responsible both for the regular operations of and for shaping and carrying out the long term plans of the Company, thus facilitating the continued growth and financial success of the Company.

                                ZMAX CORPORATION
                    1997 DIRECTORS FORMULA STOCK OPTION PLAN

                               TABLE OF CONTENTS


                                                           Page
                                                           ----

SECTION 1  DEFINITIONS......................................  1

SECTION 2  ADMINISTRATION...................................  2

SECTION 3  ELIGIBILITY......................................  2

SECTION 4  SHARES SUBJECT TO PLAN...........................  2

SECTION 5  FORMULA AND TERMS AND CONDITIONS.................  3

SECTION 6  TERM OF PLAN.....................................  4

SECTION 7  INDEMNIFICATION OF COMMITTEE.....................  4

SECTION 8  AMENDMENT AND TERMINATION OF THE PLAN............  4

SECTION 9  NO OBLIGATION TO EXERCISE OPTION.................  5

SECTION 10  ADJUSTMENT IN OPTION SHARES AND EXERCISE PRICE..  5

SECTION 11  WITHHOLDING TAXES...............................  5

SECTION 12  RIGHTS AS A STOCKHOLDER.........................  6

SECTION 13 GOVERNING LAW....................................  6

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                            SECTION 1  DEFINITIONS

     Wherever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following words and phrases shall, when used herein, have the meanings set forth below:

     1.1   "Act" means the Securities Exchange Act of 1934.
            ---

     1.2   "Agreement" means a stock option agreement, which is an agreement
            ---------
subject to the terms of the Plan.

     1.3   "Board of Directors" means the Board of Directors of the Company.
            ------------------

     1.4   "Code" means the Internal Revenue Code of 1986, as amended.
            ----

     1.5   "Committee" means the committee appointed by the Board of Directors
            ---------
to administer the Plan.

     1.6   "Director" means a director of the Company.
            --------

     1.7   "Disability" means a condition described in Code Section 22(e)(3), as
            ----------
amended from time to time. In the event of a dispute, the determination of Disability will be made by the Committee and must be supported by advice of a physician competent in the area to which such Disability relates.

     1.8   "Employee" means any person who is employed by the Company or a
            --------
Subsidiary for purposes of the Federal Insurance Contributions Act and any consultant retained to provide services (other than in the capacity of a director) to the Company or a Subsidiary.

     1.9   "Option" means an option to purchase Shares of the Company granted
            ------
pursuant to and in accordance with the provisions of the Plan.

     1.10  "Optionee" means a Director who is granted an Option pursuant to and
            --------
in accordance with the provisions of the Plan.

     1.11  "Option Shares" means Shares subject to and issued pursuant to an
            -------------
exercise of an Option granted under the Plan.

     1.12  "Share" means a share of Common Stock of the Company and/or any share
            -----
or shares of stock of another corporation or corporations issued in exchange for a share of Common Stock of the Company as a result of a merger, consolidation or other adjustment to the capital structure of the Company.

     1.13  "Subsidiary" means any corporation (other than the Company) in an
            ----------
unbroken chain of corporations beginning with the Company if at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.


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                           SECTION 2  ADMINISTRATION

     2.1   Delegation to Committee. The Plan shall be administered by the
           -----------------------
Committee. The members of the Committee shall be appointed by the Board of Directors. The Committee shall consist of at least one or more members of the Board of Directors who have not received a grant of an Option under the Plan which remains outstanding and who are not currently eligible to receive a grant of an Option under the Plan. The Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board of Directors.

     2.2   Committee Actions.  The Committee shall select one of its members as
           -----------------
chairman, and shall hold meetings at such times and places as it may determine. Acts approved by the majority of the Committee in a meeting at which a quorum is present or acts reduced to or approved in writing by a majority of the members of the Committee shall be the valid acts of the Committee. A quorum shall be present at any meeting of the Committee which a majority of the Committee members attend.

     2.3   Finality.  The Committee shall have the authority in its sole
           --------
discretion to interpret the Plan, to grant Options under and in accordance with the provisions of the Plan, and to make all other determinations and to take all other actions it deems necessary or advisable for the implementation and administration of the Plan or Agreements thereunder, except to the extent such powers are herein reserved by the Board of Directors. All actions of the Board of Directors and the Committee shall be final, conclusive, and binding upon the Optionees. No member of the Board of Directors or the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any grant of an Option thereunder.


                            SECTION 3  ELIGIBILITY

     Directors who are not Employees shall be eligible to receive Options under the Plan on the terms and subject to the restrictions hereinafter set forth.


                       SECTION 4  SHARES SUBJECT TO PLAN

     4.1 The aggregate number of Option Shares which may be issued under the Plan shall at no time exceed 120,000. The limitations established by this Section shall be subject to adjustment in accordance with the provisions of the Plan.

     4.2 In the event that an Option expires or is terminated for any reason, the Option Shares allocable to the unexercised portion of such Option may again be subjected to an Option under the Plan.

     4.3 In the event that an Optionee delivers Shares as payment of the exercise price for an Option, such Shares may be subjected to Options under this Plan.


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

                  SECTION 5  FORMULA AND TERMS AND CONDITIONS

     5.1 (a) S. Norman Wareham and Steve L. Komar will each be granted an option to purchase 12,000 shares on May 20, 1997, the date the Plan is adopted.

          (b) Each person who is not an Employee, does not perform services for the Company or a Subsidiary other than in a capacity as a Director, and first becomes a Director on May 20, 1997, the date the Plan is adopted or, thereafter, will be granted an option to purchase 12,000 Shares on the date the person first becomes a Director.

     5.2 Each Option granted will be exercisable as provided in the terms of the Agreement to the extent vested. Each Option will vest over the Director's period of continued service as a member of the Board of Directors according to the following schedule:



                  Years of Service
                  as a Director after
                  the Date of Grant                   Number of Shares Vested
                  -----------------                   -----------------------


                         0                                    8,000
                         1                                    2,000
                         2                                    2,000

     5.3 The exercise price of each share granted pursuant to an Option shall be the Fair Market Value of a Share on the day the Option is granted. "Fair Market Value" with regard to a date means:

               (1) the average of the high and low prices at which Shares shall have been sold on that date or the last trading date prior to that date as reported by the Nasdaq Stock Market (or, if applicable, as reported by a national securities exchange selected by the Committee on which the shares of Stock are then actively traded) and published in The Wall Street Journal,
             -----------------------

               (2) if Shares are not traded on a securities exchange, but are reported by the Nasdaq Stock Market and market information is published on a regular basis in The Wall Street Journal, the average
                                          -----------------------
          of the published high and low sales prices for that date or the last business day prior to that date as published in The Wall Street
                                                          ---------------
          Journal,
          -------

               (3) if such market information is not published on a regular basis, the average of the high bid and low asked prices of Shares in the over-the-counter market on that date or the last business day prior to that date, as reported by the Nasdaq Stock Market, or, if not so reported, by a generally accepted reporting service, or

               (4) if Shares are not publicly traded, as determined in good faith by the Committee with due consideration being given to (i) the most recent independent appraisal of the Company, if such appraisal is not more than twelve months old and (ii) the valuation methodology used in any such appraisal provided that, for purposes of granting awards other than incentive stock options, Fair Market Value of the Shares may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the Shares (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value.

     5.4 Each Option granted pursuant to this Plan shall be authorized by the Committee, shall be evidenced by an Agreement and shall be subject to such additional terms as set forth in the Agreement.


                            SECTION 6  TERM OF PLAN

     The Plan shall be effective on the date hereof and shall continue to be effective until ten (10) years following the earlier of the effective date of the Plan or the date the stockholders approve the Plan, unless sooner terminated by the Board of Directors pursuant to Section 8 hereof. The Company shall submit the Plan to its stockholders for approval within twelve (12) months of the adoption of the Plan by the Board of Directors.


                    SECTION 7  INDEMNIFICATION OF COMMITTEE

     In addition to such other rights of indemnification that the members of the Committee may have, each member of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which it may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by it in settlement thereof (provided the settlement has received the prior approval of the Company) or paid by it in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in the action, suit or proceeding that the Committee member is liable for negligence or misconduct in the performance of its duties; provided that promptly after institution of the action, suit or proceeding the Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend such matter. Upon the delivery to the Committee member of written notice of assumption by the Company of the defense of such matter, the Company will not be responsible to the Committee member for any further fees and disbursements relating to the defense of such matter, including fees and disbursements of counsel.


                SECTION 8  AMENDMENT AND TERMINATION OF THE PLAN

     The Board of Directors at any time may amend or terminate the Plan without shareholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of the shareholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws to which the Company, this Plan, optionees or eligible employees or directors are subject. No amendment or termination of the Plan shall adversely affect the rights of an optionee with regard to his Options without his consent.



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

                  SECTION 9  NO OBLIGATION TO EXERCISE OPTION

     The granting of an Option shall impose no obligation upon the Optionee to exercise the Option.


          SECTION 10  ADJUSTMENT IN OPTION SHARES AND EXERCISE PRICE

     10.1 The number of Shares reserved for the grant of Options, the number of Shares reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option, and the exercise price of each outstanding Option must be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or combination of Shares or the payment of a stock dividend in Shares to holders of outstanding Shares or any other increase or decrease in the number of Shares outstanding effected without receipt of consideration by the Company.

     10.2 In the event of a merger, consolidation or other reorganization of the Company or tender offer for Shares, the Committee may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect such merger, consolidation, reorganization or tender offer, including, without limitation, the substitution of new awards, or the adjustment of outstanding awards, the acceleration of awards, the removal of restrictions on outstanding awards, or the termination of outstanding awards in exchange for the cash value determined in good faith by the Committee of the vested portion of the award. Any fractional Shares resulting from such adjustments shall be eliminated. All adjustments made by the Committee under this Section shall be conclusive.

     10.3 The existence of the Plan and the Options granted pursuant to the Plan must not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.


                         SECTION 11  WITHHOLDING TAXES

     Whenever the Company proposes or is required to issue Shares to an optionee who is or was an employee of the Company or a Subsidiary, or to his legatee or legal representative under this Plan, pursuant to the exercise of an Option granted under this Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirement, if any, prior to the delivery of any certificate or certificates for such Shares. An optionee must pay the withholding tax in cash or by certified check or by the Company deducting a sufficient number of Shares from the Option Shares issued to satisfy withholding taxes, in accordance with the Agreement.


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

                      SECTION 12  RIGHTS AS A STOCKHOLDER

          An Optionee or a transferee of an Optionee shall have no rights as a stockholder with respect to any Option or Option Shares until the date of the issuance of a stock certificate to him for the Option Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the stock certificate is issued, except as otherwise provided in the Plan.


                           SECTION 13 GOVERNING LAW

           The laws of the State of Maryland shall govern this Plan.

           IN WITNESS WHEREOF, the Company has caused the Plan to be executed as of the day and year first above written.

                                      ZMAX CORPORATION



                                      By:    /s/Michael C. Higgins
                                           ---------------------------
                                           Michael C. Higgins
                                           President





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